Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended February 28, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$7,923,189
Unrealized Gain (Loss) on Market Value of Futures	(9,603,062)
Interest Income	215,835
ETF Transaction Fees	1,400
Total Income (Loss)	$(1,462,638)

Expenses
Management Fees	$349,729
Professional Fees	26,402
Brokerage Commissions	61,473
Non-interested Directors' Fees and Expenses	3,258
Prepaid Insurance Expense	2,183
Total Expenses	$443,045
Net Income (Loss)	$(1,905,683)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/17	$577,660,226
Withdrawals (400,000 Shares)	(16,123,450)
Net Income (Loss)	(1,905,683)

Net Asset Value End of Month	$559,631,093
Net Asset Value Per Share (13,950,000 Shares)	$40.12

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended February 28, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$497,662
Unrealized Gain (Loss) on Market Value of Futures	(576,675)
Interest Income	3,166
ETF Transaction Fees	350
Total Income (Loss)	$(75,497)

Expenses
Management Fees	$4,053
Brokerage Commissions	1,404
Non-interested Directors' Fees and Expenses	46
Prepaid Insurance Expense	9
Total Expenses	$5,512
Net Income (Loss)	$(81,009)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/17	$8,014,790
Additions (50,000 Shares)	897,557
Net Income (Loss)	(81,009)

Net Asset Value End of Month	$8,831,338
Net Asset Value Per Share (500,000 Shares)	$17.66

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended February 28, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$824
Unrealized Gain (Loss) on Market Value of Futures	(20,014)
Unrealized Gain (Loss) on Foreign Currency Translations	(292)
Interest Income	728
Total Income (Loss)	$(18,754)

Expenses
Management Fees	$980
Brokerage Commissions	32
Non-interested Directors' Fees and Expenses	11
Prepaid Insurance Expense	8
Total Expenses	$1,031
Net Income (Loss)	$(19,785)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/17	$1,957,597
Net Income (Loss)	(19,785)

Net Asset Value End of Month	$1,937,812
Net Asset Value Per Share (100,000 Shares)	$19.38

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended February 28, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$8,421,675
Unrealized Gain (Loss) on Market Value of Futures	(10,199,751)
Unrealized Gain (Loss) on Foreign Currency Translations	(292)
Interest Income	219,729
ETF Transaction Fees	1,750
Total Income (Loss)	$(1,556,889)

Expenses
Management Fees	$354,762
Professional Fees	26,402
Brokerage Commissions	62,909
Non-interested Directors' Fees and Expenses	3,315
Prepaid Insurance Expense	2,200
Total Expenses	$449,588
Net Income (Loss)	$(2,006,477)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/17	$587,632,613
Additions (50,000 Shares)	897,557
Withdrawals (400,000 Shares)	(16,123,450)
Net Income (Loss)	(2,006,477)

Net Asset Value End of Month	$570,400,243

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612